UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of Earliest Event Reported):
                       March 15, 2011; February 16, 2011
                       ---------------------------------

                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       333-125068                26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



                 3601 Southern Drive, Gillette, Wyoming  82718
                 ---------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (307) 686-5030




                          Northern Explorations, Ltd.
                          ---------------------------
         (Former name and former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF CERTAIN OFFICERS OR DIRECTORS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

On February 16, 2011, the Board of Directors of High Plains Gas, Inc. (the "Company") appointed Brent M. Cook as Chief Executive Officer. Mark D. Hettinger was appointed as Chief Operating Officer and Chairman of the Board of Directors.

Prior to joining High Plains Gas, Inc., Mr. Cook served as CEO and a member of the Board of Directors of Current Energy Partners Corporation, a privately held Delaware Corporation. Current was the acquiring entity of CEP-M Purchase, LLC until it sold its interest for common stock in High Plains Gas, Inc. Previous to Current Energy, Mr. Cook served from October 2004 until August 2009 as a director of Raser Technologies Inc., a publicly traded energy technology company listed on the NYSE ("Raser" NYSE:RZ), and as Raser's Chief Executive Officer from January 2005 until August 2009. From 1996 to 2002, Mr. Cook served in various positions at Headwaters Inc. (NYSE: HW), a large publicly-traded energy technology company, including Chief Executive Officer, President, and Chairman of the Board of Directors. Prior to his joining Headwaters Inc., Mr. Cook was Director of Strategic Accounts, Utah Operations, at PacifiCorp, which operates as a local electric utility in seven western states. Mr. Cook spent 12 years at PacifiCorp with specific expertise in transmission interconnection and power sales agreements. Mr. Cook was also employed from 2002-2005 by AMP Resources, a geothermal power generation company that later sold their projects to ENEL, an Italian power generation company.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HIGH PLAINS GAS, INC.
                                             ---------------------------


Date: March 15, 2011                 By:     \s\Brent M. Cook
                                             ---------------------------
                                     Name:   Brent M. Cook
                                     Title:  Chief Executive Officer
                                             Principal Executive Officer


Date: March 15, 2011                 By:     \s\Joe Hettinger
                                             ---------------------------
                                     Name:   Joe Hettinger
                                     Title:  CFO and Director
                                             Principal Financial Officer